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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
 March 29, 2005

Evolving Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24081 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Mt. Pyramid Court, Suite 100
Englewood, Colorado 80112
(Address of principal executive offices)

Registrant's telephone number, including area code (303) 802-1000

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On March 29, 2005, the Board of Directors of Evolving Systems, Inc. (the "Company") approved the 2005 Incentive Compensation Plan (the "Incentive Compensation Plan"). The Incentive Compensation Plan provides for the potential payment of quarterly and annual cash bonuses to eligible employees, including executive officers of the Company, based upon percentage achievement of quarterly and annual revenue, profitability and cash balance targets (collectively "Company Targets") established by the Board of Directors. Generally, employees are eligible to participate in the Incentive Compensation Plan if they do not participate in a group incentive plan or receive commissions; Incentive Compensation is a percentage of the employee's base salary, ranging from 4% to 75% of base salary. In the event the Company exceeds quarterly and/or annual Company Targets, an employee's quarterly and/or annual incentive compensation amount may exceed these percentages, but cannot exceed 112.5% of the employee's base salary.

        With respect to the executive officers of the Company, each of the executive officers is eligible to receive annual base salary and incentive compensation as a percentage of his or her base salary, as follows:

Name of Executive Officer	Position	Annual Base Salary	Potential Incentive Compensation as a Percentage of Base Salary*
Stephen K. Gartside	President & CEO	$275,000	75%
George A. Hallenbeck	Chief Technology Officer & Chairman of the Board	$220,000	75%
Brian R. Ervine	Executive Vice President, Chief Financial Officer and Chief Administrative Officer	$250,000	60%
Thaddeus Dupper	Executive Vice President of Sales and Marketing	$225,000	60% Mr. Dupper is also eligible for commission payments of .25% of licenses and professional services
Anita T. Moseley	Sr. Vice President & General Counsel	$230,000	50%
Joseph P. Murray	Sr. Vice President of Software Development	$220,000	50%

*
Subject to increases for exceeding Company Targets, as described above.

        Each executive officer enters into an annual compensation agreement with the Company, in substantially the form attached as Exhibit 10.1. The amount of severance provided under these agreements ranges from 3 to 6 months, depending upon the individual, with two executives (CFO and General Counsel) being eligible for 9 months of severance under limited circumstances involving a termination of employment following a change in the CEO position.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2005

Evolving Systems, Inc.
By:	/s/ ANITA T. MOSELEY Anita T. Moseley Sr. Vice President & General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Form 2005 Compensation Plan for Evolving Systems' Executive Officers

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  ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
SIGNATURE
EXHIBIT INDEX